UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2008

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                  Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On January 17, 2008, the Compensation Committee of the Board of Directors of ICO, Inc. (the “Company”) approved the Fiscal Year 2008 Annual Incentive Bonus Plans, attached hereto as exhibits, for the Company’s Chief Financial Officer and Treasurer, Bradley T. Leuschner (Exhibit 10.1), and for the Presidents of the Company’s four major business units: Stephen E. Barkmann, President of the Company’s Bayshore Industrial division; Derek R. Bristow, President of the Company’s ICO Europe division; Donald Eric Parsons, President of the Company’s ICO Polymers North America division; and Dario E. Masutti, President of the Company’s ICO Asia Pacific division (Exhibit 10.2).

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits
Exhibit	Description
10.1	Fiscal Year 2008 Annual Incentive Bonus Plan Matrix – Chief Financial Officer
10.2	Fiscal Year 2008 Annual Incentive Bonus Plan Matrix – Business Unit Presidents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: January 23, 2008	By:	/s/ Bradley T. Leuschner
	Name:	Bradley T. Leuschner
	Title:	Chief Financial Officer and Treasurer